Exhibit 10.5

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE SUCH SECURITIES BEFORE THE EARLIER OF (I) NOVEMBER ●, 2009 AND (II) THE CLEARANCE DATE (AS HEREIN DEFINED).

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE EXERCISE THEREOF MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL NOVEMBER ___, 2009.

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LEGISLATION OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE ACT.

JULY ●, 2009

INTELGENX TECHNOLOGIES CORP.
a corporation incorporated under the laws of Delaware
and having its principal office at
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

NO. CW-●

● WARRANTS

Each entitling the holder to acquire one (1)
common share of IntelGenx Technologies Corp.,
subject to adjustment in certain circumstances.

WARRANTS

THIS IS TO CERTIFY THAT for value received ● (the “Holder”) is the registered holder of the number of warrants (the “Warrants”) stated above and is entitled, for each whole Warrant represented hereby, to purchase one Share in the capital of IntelGenx Technologies Corp. (the “Corporation”) at any time from the date of issue hereof up to and including 5:00 p.m. (Toronto Time) July ●, 2012 (the “Expiry Time”) at a price per Share equal to US$0.80 (the “Exercise Price”), upon and subject to the following terms and conditions.

Definitions

(a)	“Broker Shares” means the Shares issued to the Agents in connection with the Offering;

(b)

“Clearance Date” means the earlier of the fifth business day after: (i) a receipt for a (final) prospectus is obtained, qualifying the distribution of the Unit Shares and Warrants issuable on exercise of the Special Warrants in the provinces of Quebec, British Columbia, Alberta and Ontario; and (ii) a registration statement to register the Registrable Securities is declared effective by the United States Securities and Exchange Commission;

(c)

“Compensation Options” means the compensation options issued to the Agents in connection with the Offering with each Compensation Option entitling the holder thereof to acquire one Compensation Option Share at an exercise price equal to US$0.80 until July ___, 2012;

(d)	“Compensation Option Shares” means the Shares issuable upon exercise of the Compensation Options;

(e)	“Offering” means the private placement offering of up to 11,250,000 Special Warrants issued on July ___, 2009;

(f)	“Registrable Securities” means the Unit Shares, Warrants, Warrant Shares, Compensation Options, Compensation Option Shares and Broker Shares;

(g)	“Shares” means the shares of common stock with a par value of US$0.0001 in the capital of the Corporation;

(h)	“Special Warrants” means special warrants of the Corporation exercisable upon certain stated events and subject to adjustment, for one Unit Share and one Warrant;

(i)	“Unit Share” means one Share issuable upon exercise or deemed exercise of the Special Warrants; and

(j)	“Warrant Share” means one Share issuable upon exercise or deemed exercise of a Warrant.

Capitalized terms used herein without definition have the meanings ascribed thereto in the agency agreement dated July ●, 2009 among the Corporation and Paradigm Capital Inc., Bolder Investment Partners, Ltd. and Union Securities Ltd. (collectively, the “Agents”).

1.

The Warrants represented by this Warrant Certificate may not be exercised in the United States or by or on behalf of a U.S. Person nor will the Shares issuable upon exercise of these Warrants be registered or delivered to an address in the United States, unless the Shares issuable upon exercise of these Warrants have been registered in accordance to the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or an exemption from the registration requirements of the U.S. Securities Act or the securities laws of any U.S. state is available, and the Corporation receives an opinion of counsel to such effect in form and substance satisfactory to it. As used herein, the terms “United States” and “U.S. Person” have the meanings ascribed to them in Regulation S under the U.S. Securities Act.

The Warrants represented by this Warrant Certificate are, and the Warrant Shares (if they are issued prior to November ●, 2009) shall be subject to certain resale restrictions under applicable securities legislation and unless permitted under securities legislation and subject to Section 15 hereof, the Warrants and the Warrant Shares may not be traded before the earlier of (i) November [●], 2009 and (ii) the Clearance Date. Certificates representing the Warrant Shares shall bear a legend until the expiration of the hold period indicating that they may not be traded before the earlier of (i) November [●], 2009 and (ii) the Clearance Date.

The Holder is advised to seek professional advice as to applicable resale restrictions.

2.

At any time, or from time to time, at or prior to the Expiry Time (the “Exercise Period”), the Holder may exercise all or any number of whole Warrants represented hereby, upon delivering to the Corporation at its principal office noted above this Warrant Certificate, together with a duly completed and executed subscription notice in the form attached hereto as Schedule “B” (the “Subscription Notice”) evidencing the election (which on delivery to the Corporation shall be irrevocable) of the Holder to exercise the number of Warrants set forth in the Subscription Notice (which shall not be greater than the number of Warrants represented by this Warrant Certificate as adjusted from time to time pursuant to Sections 5 and 6 of this Warrant Certificate) and a certified cheque or bank draft payable to the Corporation for the aggregate Exercise Price of all Warrants being exercised. If the Holder is not exercising all Warrants represented by this Warrant Certificate, the Holder shall be entitled to receive, without charge, a new Warrant Certificate representing the number of Warrants which is the difference between the number of Warrants represented by the then original Warrant Certificate and the number of Warrants being so exercised.

3.

The Holder shall be deemed to have become the holder of record of Shares on the date (the “Exercise Date”) on which the Corporation has received a duly completed Subscription Notice, delivery of the Warrant Certificate and payment in full in respect of the Shares by way of a certified cheque, bank draft or money order in lawful money of Canada payable to the order of IntelGenx Technologies Corp. or its successor corporation; provided, however, that if such date is not a business day in the City of Toronto, Ontario, the City of Montreal, Quebec or a statutory holiday in the United States of America (a “Business Day”) then the Shares shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the Shares on the next following Business Day. Within three (3) Business Days of the Exercise Date, the Corporation shall issue and deliver (or cause to be delivered) to the Holder, by registered mail or pre-paid courier to his, her or its address specified in the register of the Corporation or otherwise indicated on the Subscription Notice, one or more certificates for the appropriate number of issued and outstanding Shares.

4.

The Corporation represents and warrants that it is duly authorized and has the corporate and lawful power and authority to create and issue the Warrants and to perform its obligations hereunder and that this Warrant Certificate represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms, and the Corporation further covenants and agrees that, until the Expiry Time, while any of the Warrants represented by this Warrant Certificate shall be outstanding: (a) it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to Sections 5 and 6 of this Warrant Certificate; (b) all Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof; (c) the Corporation shall make all requisite filings under the Securities Act (Ontario) and the regulations made thereunder including those necessary to remain a reporting issuer not in default of any requirement of such act and regulations; (d) the Corporation shall use all reasonable efforts to preserve and maintain its corporate existence; and (e) the Corporation shall use all reasonable efforts to maintain the listing of the Shares (or any shares or securities, whether of the Corporation or another company or entity, into which the common shares of the Corporation may from time to time be converted, reclassified or exchanged) on the TSX Venture Exchange (the “TSXV”) or such other recognized stock exchange or quotation system on which the common shares of the Corporation may trade, to the Expiry Time.

5.	The Exercise Price and the number of Shares purchasable upon exercise shall be subject to adjustment from time to time in the events and in the manner provided as follows:

	(a)	Share Reorganization. If during the Exercise Period the Corporation shall:

(i)	issue Shares or securities exchangeable for or convertible into Shares to holders of all or substantially all of its then outstanding Shares by way of stock dividend or other distribution, or

(ii)	subdivide, redivide or change its outstanding Shares into a greater number of Shares, or

(iii)	consolidate, reduce or combine its outstanding Shares into a lesser number of Shares,

(any of such events in these paragraphs (i), (ii) and (iii) being a “Share Reorganization”), then the Exercise Price shall be adjusted as of the effective date or record date, as the case may be, at which the holders of Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which shall be the number of Shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding as of the effective date or record date after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had such securities been fully exchanged for or converted into Shares on such record date or effective date). From and after any adjustment of the Exercise Price pursuant to this Section 5(a), the number of Shares purchasable pursuant to this Warrant Certificate shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(b)

Rights Offering. If and whenever during the Exercise Period the Corporation shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Shares under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (“Rights Period”), to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares at a price per share to the holder (or having a conversion price or exchange price per Share) of less than 95% of the Current Market Price (as defined in Section 6 hereof) for the Shares on such record date (any of such events being called a “Rights Offering”), then the Exercise Price shall be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

	(i)	the numerator of which shall be the aggregate of:

		(A)	the number of Shares outstanding as of the record date for the Rights Offering, and

		(B)	a number determined by dividing either

			I.	the product of the number of Shares issued or subscribed for during the Rights Period and the price at which such Shares are offered,

or, as the case may be,

II.

the product of the exchange or conversion price per share of such securities offered and the number of Shares for or into which the securities so offered pursuant to the Rights Offering have been exchanged or converted during the Rights Period, by the Current Market Price of the Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the number of Shares outstanding after giving effect to the Rights Offering and including the number of Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering or upon the exercise of the exchange or conversion rights contained in such exchangeable or convertible securities under the Rights Offering.

If the Holder has exercised any of the Warrants during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period, the Holder shall, in addition to the Shares to which the Holder is otherwise entitled upon such exercise in accordance with Section 2 hereof, be entitled to that number of additional Shares equal to the result obtained when the difference, if any, resulting from the subtraction of the Exercise Price as adjusted for such Rights Offering pursuant to this Section 5(b) from the Exercise Price in effect immediately prior to the end of such Rights Offering is multiplied by the number of Shares purchased upon exercise of the Warrants held by such Holder during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this Section 5(b); provided that the provisions of Section 9 shall be applicable to any fractional interest in a Share to which such Holder might otherwise be entitled under the foregoing provisions of this Section 5(b). Such additional Shares shall be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Shares shall be delivered to such Holder within three (3) Business Days following the end of the Rights Period.

(c)	Special Distribution. If and whenever during the Exercise Period the Corporation shall issue or distribute to all or to substantially all the holders of the Shares:

(i)

securities of the Corporation including shares, rights, options or warrants to acquire shares of any class or securities exchangeable for or convertible into or exchangeable into any such shares or cash, property or assets and including evidences of its indebtedness, or

	(ii)	any cash, property or other assets,

and if such issuance or distribution does not constitute dividends paid in the ordinary course, a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Corporation announces its intention to make such distribution, less the aggregate fair market value (as determined by the directors, acting reasonably, at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed, and of which the denominator shall be the total number of Shares outstanding on such record date multiplied by such Current Market Price and the number of Shares to be issued by the Corporation under the Warrants shall, at the time of exercise, be appropriately adjusted.

(d)

Capital Reorganization. If and whenever during the Exercise Period there shall be a reclassification of Shares at any time outstanding or a change of the Shares into other shares or into other securities (other than a Share Reorganization), or a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, arrangement or merger which does not result in any reclassification of the outstanding Shares or a change of the Shares into other securities), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the Holder, where he has not exercised the right of subscription and purchase under this Warrant Certificate prior to the effective date or record date, as the case may be, of such Capital Reorganization, shall be entitled to receive, and shall accept upon the exercise of such right for the same aggregate consideration, in lieu of the number of Shares to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, he had been the registered holder of the number of Shares to which such holder was theretofore entitled to subscribe for and purchase; provided however, that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken to so entitle the Holder. If determined appropriate by the board of directors of the Corporation, acting reasonably and in good faith, and subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 5 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 5 shall thereafter correspondingly be made applicable as nearly as may reasonably be necessary in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustments shall be made by and set forth in terms and conditions supplemental hereto approved by the board of directors of the Corporation, acting reasonably and in good faith.

(e)

If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation takes any action affecting its Shares to which the foregoing provisions of this Section 5, in the opinion of the board of directors of the Corporation, acting reasonably and in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes thereof, or would otherwise materially affect the rights of the Holder hereunder, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such a manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting reasonably and in good faith. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

6.	The following rules and procedures shall be applicable to the adjustments made pursuant to Section 5:

(a)

The adjustments provided for in Section 5 are cumulative, and shall, in the case of adjustments to the Exercise Price be computed to the nearest one-tenth of one cent and shall be made successively whenever an event referred to therein shall occur, subject to the following paragraphs of this Section 6.

(b)

No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price and no adjustment shall be made in the number of Shares purchasable upon exercise of this Warrant unless it would result in a change of at least one one-hundredth of a Share; provided, however, that any adjustments which, except for the provisions of this Section 6(b) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(c)

No adjustment in the Exercise Price or in the number of Shares purchasable upon exercise of Warrants shall be made in respect of any event described in Section 5, other than the events referred to in Section 5(d), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if it had exercised its Warrants prior to or on the effective date or record date of such event. The terms of the participation of the Holder in such event shall be subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading.

	(d)	No adjustment in the Exercise Price shall be made pursuant to Section 5 in respect of the issue from time to time:

(i)	of Shares purchasable on exercise of the Warrants represented by or issued concurrently with this Warrant Certificate;

(ii)

in respect of the issue from time to time as dividends paid in the ordinary course of Shares to holders of Shares who exercise an option or election to receive substantially equivalent dividends in Shares in lieu of receiving a cash dividend pursuant to a dividend reinvestment plan or similar plan adopted by the Corporation in accordance with the requirements of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading and applicable securities laws;

(iii)

of Shares pursuant to any stock option plan, stock purchase plan or benefit plan in force at the date hereof for directors, officers, employees, advisers or consultants of the Corporation, as such option or plan is amended or superseded from time to time in accordance with the requirements of the principal Canadian stock exchange or over-the- counter market on which the Shares are then listed or quoted for trading and applicable securities laws, and such other stock option plan, stock purchase plan or benefit plan as may be adopted by the Corporation in accordance with the requirements of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading and applicable securities laws;

(iv)	the payment of interest on any outstanding notes;

(v)	the issuance of securities in connection with strategic license agreements and other partnering arrangements; or

(vi)	full or partial consideration in connection with a strategic merger, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity;

and any such issue shall be deemed not to be a Share Reorganization or Capital Reorganization.

(e)

If the Corporation shall set a record date to determine the holders of the Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of any Warrant shall be required by reason of the setting of such record date.

(f)

As a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to this Warrant Certificate, including the Exercise Price and the number or class of shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder of such Warrant Certificate is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(g)

For the purposes of this Warrant Certificate, “Current Market Price” of a Share at any date shall be calculated as the price per Share equal to the weighted average price at which the Shares have traded in the principal Canadian stock exchange or, if the Shares are not listed, the over-the- counter market, on which the Shares are then listed or posted for trading during the 20 consecutive trading days (on each of which at least 500 Shares are traded in board lots) ending on the fifth trading day immediately prior to such date as reported by such market or exchange in which the Shares are then trading or quoted. If the Shares are not then traded in the over-the-counter market or on a recognized Canadian stock exchange, the Current Market Price of the Shares shall be fair market value of the Shares as determined by a nationally or internationally recognized investment dealer or investment banker.

(h)

In the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Section 5(a)(i) or any Rights Offering or Special Distribution, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected.

(i)

Any question or dispute that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustments pursuant to Section 5 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation’s auditors) and shall be binding upon the Corporation and the Holder. Notwithstanding the foregoing, such determination shall be subject to the prior written approval of the principal Canadian stock exchange or over-the-counter market on which the Shares are then listed or quoted for trading. In the event that any such determination is made, the Corporation shall notify the Holder in the manner contemplated in Section 19 describing such determination.

7.

On the happening of each and every such event set out in Section 5, the applicable provisions of this Warrant Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

8.

In any case in which Section 5 shall require that an adjustment shall be effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such an event:

(a)

issuing to the Holder of any Warrant exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event, and

	(b)	delivering to such Holder any distributions declared with respect to such additional Shares after such Exercise Date and before such event;

provided, however, that the Corporation shall deliver or cause to be delivered to such Holder, an appropriate instrument evidencing such Holder’s right, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Shares purchasable on the exercise of any Warrant and to such distributions declared with respect to any additional Shares issuable on the exercise of any Warrant.

9.

At least 10 Business Days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment in any of the subscription rights pursuant to this Warrant Certificate, including the Exercise Price and the number of Shares which are purchasable upon the exercise thereof, or such longer period of notice as the Corporation shall be required to provide holders of Shares in respect of any such event, the Corporation shall notify the Holder of the particulars of such event and, if determinable, the required adjustment and the computation of such adjustment. In case any adjustment for which such notice has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable notify the Holder of the adjustment and the computation of such adjustment.

10.

The Corporation shall maintain at its principal office a register of Holders in which shall be entered the names and addresses of the Holders of the Warrants and of the number of Warrants held by them. Such register shall be open at all reasonable times for inspection by the Holder. The Corporation shall notify the Holder forthwith of any change of address of the principal office of the Corporation.

11.

The Corporation shall not be required to issue fractional Shares in satisfaction of its obligations hereunder. If any fractional interest in a Share would, except for the provisions of this Section 11, be deliverable upon the exercise of a Warrant, the Corporation shall in lieu of delivering the fractional Shares therefor satisfy the right to receive such fractional interest by payment to the holder of such Warrant of an amount in cash equal (computed in the case of a fraction of a cent to the next lower cent) to the value of the right to acquire such fractional interest on the basis of the Current Market Price at the Exercise Date.

12.	Subject as herein provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.

13.

The registered Holder of this Warrant Certificate may at any time up to and including the Expiry Time, upon the surrender hereof to the Corporation at its principal office, exchange this Warrant Certificate for one or more Warrant Certificates entitling the Holder to subscribe in the aggregate for the same number of Shares as is expressed in this Warrant Certificate. Any Warrant Certificate tendered for exchange shall be surrendered to the Corporation and cancelled.

14.

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion acting reasonably impose, issue and deliver to the Holder a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost, mutilated or destroyed.

15.	This Warrant Certificate and the Warrants represented hereby are transferable subject to compliance with all applicable laws.

16.

No transfer of Warrants shall be valid unless made by the Holder or its executors, administrators or other legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation upon compliance with such reasonable requirements as the Corporation may prescribe, including compliance with all applicable securities legislation, and recorded on the register of holders of Warrants maintained by the Corporation, nor until stamp or governmental or other charges arising by reason of such transfer have been paid. The transferee of a Warrant shall, after a form of transfer, as annexed hereto as Schedule “A” is duly completed and the Warrant is lodged with the Corporation and upon compliance with all other reasonable requirements of the Corporation and the transferor or any previous holder of such Warrant, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. The Corporation may treat the registered holder of any Warrant certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. Nothing contained herein shall confer any right upon the registered holder hereof or any other person to subscribe for or purchase any shares of the Corporation at any time subsequent to the Expiry Time. Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Corporation to issue any securities except those Shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein. All warrants of the Corporation shall rank pari passu, notwithstanding the actual date of the issue thereof. After the Expiry Time this Warrant Certificate and all rights hereunder shall be void and of no value.

17.

Except as expressly set out herein, the holding of this Warrant Certificate or the Warrants represented hereby shall not constitute a Holder hereof a holder of Shares nor entitle it to any right of interest in respect thereof.

18.

If any one or more of the provisions or parts thereof contained in this Warrant should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a) the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)

the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant Certificate in any other jurisdiction.

19.

Any notice, document or communication required or permitted by this Warrant to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication rested prior to transmission, to such party addressed as follows:

	(a)	to the Holder, in the register to be maintained pursuant to section 10 hereof; and

	(b)	to the Corporation at:

IntelGenx Technologies Corp.
6425 Abrams
Ville St-Laurent, Québec
H4S 1X9

Attention:	President
Telecopier:	(514) 331-0436

20.	Time is of the essence hereof.

21.

This Warrant Certificate shall enure to the benefit of the Holder and his heirs, executors, administrators, legal personal representatives, permitted assigns and successors is binding upon the Corporation and its successors and assigns.

22.	This Warrant Certificate and the Warrants represented hereby shall be governed by the laws of the State of Delaware and the federal laws of the United States of America applicable therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF this Warrant Certificate has been executed on behalf of IntelGenx Technologies Corp. as of the ● day of July, 2009.

INTELGENX TECHNOLOGIES CORP.

By: _______________________________________

Horst G. Zerbe
President and Chief Executive Officer

SCHEDULE “A”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name)

(the “Transferee”),

(Residential Address of Transferee)

__________________ Warrants of IntelGenx Technologies Corp. (the “Corporation”) registered in the name of the undersigned on the records of the Corporation represented by the within Warrant Certificate, and irrevocably appoints the Secretary of the Corporation as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

DATED the _________ day of __________________, 20___ .

Signature Guaranteed	(Signature of Warrantholder, to be the same as appears on the fact of this Warrant Certificate)

Print Name

Address

SCHEDULE “B”

SUBSCRIPTION NOTICE

TO:

INTELGENX TECHNOLOGIES CORP.
6425 Abrams
Ville St-Laurent, Quebec
H4S 1X9

The undersigned registered Holder of the attached Warrant Certificate, hereby:

(a)

subscribes for _________________________________ common shares (“Shares”) (or such number of Shares or other securities or property to which such subscription entitles the undersigned in lieu thereof or in addition thereto under the Warrant Certificate) of IntelGenx Technologies Corp. (the “Corporation”) at the price per Share in United States funds equal to US$0.80 (or such adjusted price which may be in effect under the provisions of the Warrant Certificate) and in payment of the exercise price encloses a certified cheque, bank draft or money order in lawful money of the United States payable to the order of IntelGenx Technologies Corp. or its successor corporation; and

(b)	delivers herewith the above-mentioned Warrant Certificate entitling the undersigned to subscribe for the above-mentioned number of Shares.

The undersigned hereby directs that the said Shares be registered as follows:

	Address(es)	Number of
Name(s) in full	(including Postal Code)	Shares

Total: ________

(Please print full name in which share certificates are to be issued. If any of the Shares are to be issued to a person or persons other than the Holder, the Holder must pay to the Corporation all requisite taxes or other governmental charges.)

(c)

certifies either (i) that the undersigned is not a U.S. Person or a person in the United States, and is not acquiring any of the Shares hereby subscribed for the account or benefit of a U.S. Person or a person in the United States, and none of the persons listed in paragraph (b) above is a U.S. Person or a person in the United States, other than an Accredited Investor as defined in Rule 501(a) under the U.S. Securities Act of 1933, as amended, or (ii) as of the date hereof there is an effective registration statement filed with the United States Securities and Exchange Commission covering the issuance of the Shares. For purposes hereof the terms “United States” and “U.S. Person” shall have the meanings ascribed to them in Regulation S under the U.S. Securities Act of 1933, as amended.

DATED this _________ day of __________________, 20___ .

(Signature of Subscriber)

(Print Name of Subscriber)

(Address of Subscriber in full)

The certificates will be mailed by registered mail to the address appearing in this Subscription Notice.